Goodwill And Other Intangibles	12 Months Ended
Dec. 31, 2017
Goodwill and Intangible Assets Disclosure [Abstract]
GOODWILL AND OTHER INTANGIBLES
NOTE 10. GOODWILL AND OTHER INTANGIBLES
Goodwill
Changes in the carrying amount of our goodwill for the years ended December 31, 2017 and 2016 were as follows (in thousands):

	Carrying Amount
	U.S. Generic Pharmaceuticals	U.S. Branded Pharmaceuticals	International Pharmaceuticals	Total
Goodwill as of December 31, 2015	$5,789,934	$1,002,776	$506,644	$7,299,354
Measurement period adjustments	83,916	8,352	1,366	93,634
Effect of currency translation on gross balance	—	—	3,336	3,336
Effect of currency translation on accumulated impairment	—	—	9,421	9,421
Goodwill impairment charges	(2,342,549)	(1,880)	(331,921)	(2,676,350)
Goodwill as of December 31, 2016	$3,531,301	$1,009,248	$188,846	$4,729,395
Effect of currency translation on gross balance	—	—	40,454	40,454
Effect of currency translation on accumulated impairment	—	—	(31,023)	(31,023)
Goodwill impairment charges	—	(180,430)	(108,314)	(288,744)
Goodwill as of December 31, 2017	$3,531,301	$828,818	$89,963	$4,450,082

The carrying amounts of goodwill at December 31, 2017 and December 31, 2016 are net of the following accumulated impairments:

	Accumulated Impairment
	U.S. Generic Pharmaceuticals	U.S. Branded Pharmaceuticals	International Pharmaceuticals	Total
Accumulated impairment losses as of December 31, 2016	$2,342,549	$675,380	$408,280	$3,426,209
Accumulated impairment losses as of December 31, 2017 (1)	$2,342,549	$855,810	$463,545	$3,661,904
__________

(1)	During the year ended December 31, 2017, we sold our Litha and Somar businesses. Accordingly, we removed $84.1 million of accumulated impairments from the International Pharmaceuticals segment.
Other Intangible Assets
Changes in the amount of other intangible assets for the year ended December 31, 2017 are set forth in the table below (in thousands). This table excludes changes related to businesses classified as held for sale, to the extent such changes occurred after the business was classified as held for sale. As such, this table excludes asset impairment charges of $9.6 million related to our Litha business, assets derecognized upon the divestitures of Litha, Somar and BELBUCA™ with a combined carrying amount of $26.4 million and net increases resulting from currency translation of $1.5 million related to our Litha and Somar businesses.

Cost basis:	Balance as of December 31, 2016	Acquisitions	Impairments (1)	Other (1) (2)	Effect of Currency Translation (1)	Balance as of December 31, 2017
Indefinite-lived intangibles:
In-process research and development	$1,123,581	$—	$(334,490)	$(442,100)	$209	$347,200
Total indefinite-lived intangibles	$1,123,581	$—	$(334,490)	$(442,100)	$209	$347,200
Finite-lived intangibles:
Licenses (weighted average life of 12 years)	$465,720	$—	$(8,178)	$(140)	$—	$457,402
Tradenames	7,345	—	(808)	(262)	134	6,409
Developed technology (weighted average life of 11 years)	6,223,004	—	(446,835)	378,811	32,784	6,187,764
Total finite-lived intangibles (weighted average life of 11 years)	$6,696,069	$—	$(455,821)	$378,409	$32,918	$6,651,575
Total other intangibles	$7,819,650	$—	$(790,311)	$(63,691)	$33,127	$6,998,775

Accumulated amortization:	Balance as of December 31, 2016	Amortization	Impairments	Other (2)	Effect of Currency Translation	Balance as of December 31, 2017
Finite-lived intangibles:
Licenses	$(341,600)	$(28,761)	$—	$140	$—	$(370,221)
Tradenames	(6,599)	(42)	—	262	(30)	(6,409)
Developed technology	(1,612,154)	(744,963)	—	63,289	(10,633)	(2,304,461)
Total other intangibles	$(1,960,353)	$(773,766)	$—	$63,691	$(10,663)	$(2,681,091)
Net other intangibles	$5,859,297					$4,317,684
__________

(1)	Additional information on the changes in the total gross carrying amount of our other intangible assets is presented below (in thousands):

Gross Carrying Amount
December 31, 2016	$7,819,650
Impairment of certain U.S. Branded Pharmaceuticals intangible assets	(76,674)
Impairment of certain U.S. Generic Pharmaceuticals intangible assets	(577,923)
Impairment of certain International Pharmaceuticals intangible assets	(135,714)
Transfer of intangible assets to Assets held for sale (NOTE 3)	(33,304)
Removal of certain fully amortized intangible assets	(30,387)
Effect of currency translation	33,127
December 31, 2017	$6,998,775

(2)
Includes reclassification adjustments of $442.1 million for certain developed technology intangible assets, previously classified as in-process research and development, that were placed in service during the year ended December 31, 2017, the removal of certain fully amortized intangible assets and the transfer of Somar intangible assets to Assets held for sale.

Amortization expense for the years ended December 31, 2017, 2016 and 2015 totaled $773.8 million, $876.5 million, and $561.3 million respectively. Amortization expense is included in Cost of revenues in the Consolidated Statements of Operations. Estimated amortization of intangibles for the five fiscal years subsequent to December 31, 2017 is as follows (in thousands):

2018	$598,603
2019	$506,857
2020	$469,339
2021	$450,854
2022	$436,811

Impairments
Endo tests goodwill and indefinite-lived intangible assets for impairment annually, or more frequently whenever events or changes in circumstances indicate that the asset might be impaired. Our annual assessment is performed as of October 1st.
As part of our goodwill and intangible asset impairment assessments, we estimate the fair values of our reporting units and our intangible assets using an income approach that utilizes a discounted cash flow model, or, where appropriate, a market approach. The discounted cash flow models are dependent upon our estimates of future cash flows and other factors. These estimates of future cash flows involve assumptions concerning (i) future operating performance, including future sales, long-term growth rates, operating margins, variations in the amount and timing of cash flows and the probability of achieving the estimated cash flows and (ii) future economic conditions. These assumptions are based on significant inputs not observable in the market and thus represent Level 3 measurements within the fair value hierarchy. The discount rates applied to the estimated cash flows for the Company’s October 1, 2017, 2016 and 2015 annual goodwill and indefinite-lived intangible assets impairment test ranged from 9.5% to 12.5%, 8.5% to 11.0% and from 9.0% to 16.0%, respectively, depending on the overall risk associated with the particular assets and other market factors. We believe the discount rates and other inputs and assumptions are consistent with those that a market participant would use. Any impairment charges resulting from annual or interim goodwill and intangible asset impairment assessments are recorded to Asset impairment charges in our Consolidated Statements of Operations.
A summary of significant goodwill and other intangible asset impairment charges by reportable segment for the years ended December 31, 2017, 2016 and 2015 is included below.
As a result of our annual test performed as of October 1, 2017, the Company determined that the estimated fair values of its Branded, Generics and International reporting units exceeded their carrying amounts; therefore, a goodwill impairment charge was not required for the three months ended December 31, 2017.
Certain of our 2016 impairment charges discussed below related to our 2016 annual goodwill impairment test. After performing this test, we concluded that the carrying amounts of our Generics, Paladin, Somar and Litha reporting units each exceeded their respective estimated fair values and recorded goodwill impairment charges of $2,342.5 million, $272.6 million, $33.0 million and $26.3 million, respectively. The impairments were a result of a combination of factors, including increased buying power from the continued consolidation of our generic business customer base, a significant change in the value derived from the level and frequency of anticipated future pricing opportunities and increased levels of competition, particularly in our Generics reporting unit, due to the entry of new low cost competitors and accelerated FDA ANDA approvals. These factors were exacerbated by an increase in the risk factor included in the discount rate used to calculate the Generics discounted cash flows from the date of our last interim test. The increase in the discount rate was due to the implied control premium resulting from recent trading values of our stock. On a combined basis, these factors reduced the estimated fair value of our reporting units.
Additionally, our 2015 Paladin goodwill impairment charge discussed below related to our 2015 annual goodwill impairment test. After performing this test, we concluded that the carrying amount of our Paladin reporting unit exceeded its estimated fair values and recorded goodwill impairment charges of $85.8 million. The impairment was primarily due to the loss of exclusivity on certain products sold in Canada.
U.S. Generic Pharmaceuticals Segment
During each quarter of 2017, the Company identified certain market conditions impacting the recoverability of certain indefinite and finite-lived intangible assets in its U.S. Generic Pharmaceuticals segment. Accordingly, the Company tested these assets for impairment and determined that their carrying amounts were no longer fully recoverable, resulting in pre-tax, non-cash asset impairment charges totaling $72.7 million, $268.2 million, $54.2 million and $125.3 million during the three months ended March 31, 2017, June 30, 2017, September 30, 2017 and December 31, 2017, respectively. In addition, as further described in Note 4. Restructuring, we announced the 2017 U.S. Generic Pharmaceuticals Restructuring Initiative in July 2017, which includes the discontinuation of certain commercial products. As a result, we assessed the recoverability of the impacted products, resulting in 2017 pre-tax, non-cash intangible asset impairment charges of approximately $57.5 million.
During the three months ended March 31, 2016 and June 30, 2016, the Company identified certain market and regulatory conditions impacting the commercial potential of certain indefinite and finite-lived intangible assets in our U.S. Generic Pharmaceuticals segment. Accordingly, we tested these assets for impairment and determined that the carrying amounts of certain of these assets were no longer fully recoverable, resulting in pre-tax, non-cash asset impairment charges of $29.3 million and $40.0 million during the first and second quarters of 2016, respectively. In addition, during the first quarter of 2016, the Company recognized pre-tax, non-cash asset impairment charges of $100.3 million related to the 2016 U.S. Generic Pharmaceuticals Restructuring Initiative, which resulted from the discontinuation of certain commercial products and the abandonment of certain IPR&D projects. See Note 4. Restructuring for discussion of our material restructuring initiatives. During the fourth quarter of 2016, the Company recognized pre-tax, non-cash intangible asset impairment charges of $507.2 million in its U.S. Generic Pharmaceuticals segment resulting from certain market conditions, including price erosion and increased competition, impacting the commercial potential of finite and indefinite-lived intangible assets, including higher than expected erosion rates in the U.S. Generic Pharmaceuticals base business. Also during the fourth quarter of 2016, we recognized a pre-tax, non-cash goodwill asset impairment charge of $2,342.5 million. The goodwill impairment charge related to our 2016 annual test, as described above.
During the year ended December 31, 2015, we identified certain market conditions impacting the commercial potential of certain indefinite and finite-lived intangible assets in our U.S. Generic Pharmaceuticals segment. Accordingly, we tested these assets for impairment and determined that the carrying amounts of certain of these assets were no longer fully recoverable, resulting in 2015 pre-tax, non-cash intangible asset impairment charges of $181.0 million.
U.S. Branded Pharmaceuticals Segment
In March 2017, we announced that the Food and Drug Administration’s (FDA) Drug Safety and Risk Management and Anesthetic and Analgesic Drug Products Advisory Committees voted that the benefits of reformulated OPANA® ER (oxymorphone hydrochloride extended release) no longer outweigh its risks. In June 2017, we became aware of the FDA’s request that we voluntarily withdraw OPANA® ER from the market, and in July 2017, after careful consideration and consultation with the FDA, we decided to voluntarily remove OPANA® ER from the market. As a result of our decision, we determined that the carrying amount of our OPANA® ER intangible asset was no longer recoverable, resulting in a pre-tax, non-cash impairment charge of $20.6 million in the second quarter of 2017, representing the remaining carrying amount. In addition, during the second, third and fourth quarters of 2017, we identified certain market conditions impacting the recoverability of certain other finite-lived intangible assets in our U.S. Branded Pharmaceuticals segment. Accordingly, we tested these assets for impairment and determined that their carrying amounts were no longer fully recoverable, resulting in pre-tax, non-cash asset impairment charges totaling $31.5 million, $24.1 million and $0.5 million during the three months ended June 30, 2017, September 30, 2017 and December 31, 2017, respectively.
In addition, as a result of the actions taken with respect to OPANA® ER and the continued erosion of our U.S. Branded Pharmaceuticals segment’s Established Products portfolio, we initiated an interim goodwill impairment analysis of our Branded reporting unit during the second quarter of 2017. Based on the provisions of ASU 2017-04, which we adopted as of January 1, 2017, we recorded a pre-tax, non-cash goodwill impairment charge of $180.4 million during the three months ended June 30, 2017 for the amount by which the carrying amount exceeded the reporting unit’s fair value. We estimated the fair value of the Branded reporting unit using an income approach that utilizes a discounted cash flow model. The discount rate applied to the estimated cash flows for our Branded goodwill impairment test was 9.5%.
As a result of unfavorable formulary changes and generic competition for sumatriptan, we experienced a downturn in the performance of our SUMAVEL® DOSEPRO® product, a needle-free delivery system for sumatriptan acquired from Zogenix, Inc. in 2014. As a result of this underperformance, we concluded during the third quarter of 2016 that an impairment assessment was required to evaluate the recoverability of SUMAVEL® DOSEPRO®. After performing this assessment, we recorded a pre-tax, non-cash impairment charge of $72.8 million during the third quarter of 2016, representing the remaining carrying amount. During the fourth quarter of 2016, we recognized pre-tax, non-cash goodwill and intangible asset impairment charges of $1.9 million and $37.6 million, respectively, resulting primarily from the termination of our BELBUCA™ product and the return of this product to BDSI.
In 2015, a sustained downturn in the short-acting testosterone replacement therapy (TRT) market caused underperformance across several of our TRT products, including TESTIM® and NATESTO™. In addition, we also experienced underperformance with respect to STENDRA®. As a result of this underperformance and a re-alignment of investment priorities towards higher growth and higher value assets such as XIAFLEX®, we concluded during the third quarter of 2015 that an impairment assessment was required to evaluate the recoverability of certain finite-lived intangible assets associated with these products. After performing this assessment, we recorded a pre-tax, non-cash impairment charge of approximately $152.0 million during the third quarter of 2015, representing a full impairment of our Natesto™ intangible asset and a partial impairment of our TESTIM® and STENDRA® intangible assets. As a result of providing written notice to VIVUS Inc. on December 30, 2015 that we were terminating the STENDRA® License Agreement effective June 30, 2016, we recorded an additional pre-tax, non-cash impairment charge of approximately $9.5 million, representing the remaining carrying amount of our STENDRA® intangible asset. Additionally, during the fourth quarter of 2015, we determined that the fair value of certain U.S. Branded Pharmaceuticals IPR&D assets were less than their respective carrying amounts, and we recorded a pre-tax, non-cash impairment charge of $5.5 million representing the full carrying amount of the assets.
Given the results of our intangible asset assessment during the third quarter of 2015 for STENDRA® and certain TRT products, we initiated an interim goodwill impairment analysis of our Urology, Endocrinology and Oncology (UEO) reporting unit as of September 30, 2015. As a result of this interim analysis, we determined that the net book value of our UEO reporting unit exceeded its estimated fair value. We prepared this analysis on a preliminary basis to estimate the amount of a provisional impairment charge as of September 30, 2015, and determined that an impairment was probable and reasonably estimable. We performed the preliminary fair value assessments taking into consideration a number of factors, based upon the latest available information, including the preliminary results of a hypothetical purchase price allocation. As a result of the preliminary analysis, during the three months ended September 30, 2015, we recorded a provisional pre-tax, non-cash goodwill impairment charge of $680.0 million, representing the difference between the estimated implied fair value of the UEO reporting unit’s goodwill and its respective carrying amount. We completed our UEO goodwill impairment analysis during the fourth quarter of 2015 and reduced the provisional pre-tax, non-cash goodwill impairment charge by $6.5 million, resulting in a net 2015 charge of $673.5 million.
International Pharmaceuticals Segment
Pursuant to an existing agreement with a wholly owned subsidiary of Novartis AG (Novartis), Paladin licensed the Canadian rights to commercialize serelaxin, an investigational drug for the treatment of acute heart failure (AHF). In March 2017, Novartis announced that a Phase 3 study of serelaxin in patients with AHF failed to meet its primary endpoints. As a result, we concluded that the full carrying amount of our serelaxin IPR&D intangible asset was impaired, resulting in a $45.5 million pre-tax non-cash impairment charge for the three months ended March 31, 2017.
In addition and as a result of the serelaxin impairment discussed above, we assessed the recoverability of our Paladin goodwill balance and determined that the estimated fair value of the Paladin reporting unit was below its carrying amount. We recorded a pre-tax, non-cash asset impairment charge of $82.6 million during the three months ended March 31, 2017 for the amount by which the carrying amount exceeded the reporting unit’s fair value. We estimated the fair value of the Paladin reporting unit using an income approach that utilizes a discounted cash flow model. The discount rate applied to the estimated cash flows for our Paladin goodwill impairment test was 10.0%.
As further discussed in Note 3. Discontinued Operations and Assets and Liabilities Held for Sale, we entered into a definitive agreement to sell Somar on June 30, 2017, which resulted in Somar’s assets and liabilities being classified as held for sale. The initiation of held-for-sale accounting, together with the agreed upon sale price, triggered an impairment review. Accordingly, we performed an impairment analysis using a market approach and determined that impairment charges were required. We recorded 2017 pre-tax, non-cash impairment charges of $25.7 million and $89.5 million related to Somar’s goodwill and other intangible assets, respectively. The goodwill and other intangible asset impairment charges each represented the remaining carrying amounts of the corresponding assets.
As described above, as part of the 2016 annual goodwill impairment test, we recorded pre-tax, non-cash goodwill impairment charges related to our Paladin, Somar and Litha reporting units of $272.6 million, $33.0 million and $26.3 million, respectively.
During the three months ended September 30, 2016, we determined that we would not pursue commercialization of a product in certain international markets. Accordingly, we tested the finite-lived intangible asset associated with this product for impairment and determined that the carrying amount was no longer fully recoverable, resulting in a pre-tax, non-cash intangible asset impairment charge of $16.2 million during the third quarter of 2016. During the fourth quarter of 2016, we recognized pre-tax, non-cash intangible asset impairment charges of $285.5 million in our International Pharmaceuticals segment resulting from certain market conditions impacting the commercial potential of finite and indefinite-lived intangible assets.
As described above, as part of the 2015 annual goodwill impairment test, we recorded a pre-tax, non-cash goodwill impairment charge of $85.8 million related to our Paladin reporting unit.
As part of our finite-lived intangible asset impairment review processes for 2015, we recorded pre-tax, non-cash intangible asset impairment charges of approximately $14.6 million in our International Pharmaceuticals segment, representing the difference between the carrying amount of certain intangible assets and their estimated fair value.